Exhibit 99.1

October 27, 2004

STERICYCLE, INC. REPORTS RESULTS
FOR THIRD QUARTER 2004
  NET INCOME OF $21.1 MILLION FOR THE QUARTER, UP 23.0% FROM YEAR-AGO QUARTER
  REVENUES OF $136.0 MILLION FOR THE QUARTER, UP 20.1% FROM YEAR-AGO QUARTER
  EARNINGS PER SHARE OF $0.46 FOR THE QUARTER, UP 23.3% FROM THE YEAR-AGO QUARTER

Lake Forest, Illinois, October 27, 2004 - Stericycle, Inc. (NASDAQ:SRCL), the United States' leading provider of medical waste management and compliance services for the healthcare community, today reported financial results for the third quarter of 2004. "The third quarter was the another strong quarter for our company," said Mark Miller, Stericycle's president and chief executive officer. "Our continued focus on strategically managing our business has resulted in continued increases in revenues, operating income, and net income."

THIRD QUARTER AND YEAR-TO-DATE RESULTS
Revenues for the quarter ended September 30, 2004 were $136.0 million, up 20.1% from $113.2 million in the same quarter last year. Acquisitions less than 12 months old contributed approximately $17 million in the quarter. Gross profit was $59.2 million, up 19.5% from $49.5 million in the same quarter last year. Gross profit as a percent of revenues was 43.5% versus 43.7% in the third quarter of 2003.

Net income for the third quarter of 2004 rose 23.0% to $21.1 million, up from $17.2 million in the third quarter of 2003.

Earnings per diluted share for the third quarter of 2004 were $0.46, up 23.3% from $0.37 in the third quarter of 2003. Weighted shares outstanding used to determine earnings per diluted share were 46,299,925 for the third quarter of 2004 and 46,285,456 for the third quarter of 2003.

For the nine months ended September 30, 2004, revenues increased to $377.3 million, up 11.4% from $338.7 million in the same period a year ago. Gross profit was $167.7 million, up 15.2% from $145.5 million in the same period a year ago. Gross profit as a percent of revenues increased to 44.4% for the nine months ended September 30, 2004 from 43.0% for the same period in 2003. As reported earnings per share increased 24.0% to $1.28 from $1.03 per diluted share in the same period a year ago.

Our total debt to capitalization percentage ratio at September 30, 2004 was 28.6% versus 28.1% at December 31, 2003.

Miller said, "During the quarter we continued to execute our proven business model, generating strong sales growth and record income from operations. The cash flow from operations of $82.9 million generated from operations for the first nine months of the year was used to fund $68.2 million in acquisitions and strengthen the core business."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs. For more information, please visit our website at www.stericycle.com.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond Stericycle's control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. The Company makes no commitment to disclose any subsequent revisions to forward-looking statements.

Stericycle Financial Statements for Third Quarter 2004

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                           September 30, December 31,
                                                               2004          2003
                                                           ------------  ------------
                                                            (unaudited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      8,955  $      7,240
  Short-term investments.................................        1,658           641
  Accounts receivable, less allowance for doubtful
    accounts of $4,579 in 2004 and $4,149 in 2003........       77,000        59,711
  Parts and supplies.....................................        3,910         3,244
  Prepaid expenses.......................................        6,013         7,339
  Notes receivable.......................................        3,423         2,223
  Deferred tax asset.....................................       12,908        12,345
  Other current assets...................................        5,817         4,994
                                                           ------------  ------------
         Total current assets............................      119,684        97,737
                                                           ------------  ------------
Property, plant and equipment, net.......................      128,877        96,562
Other assets:

  Goodwill,net...........................................      527,003       464,946
  Intangible assets, less accumulated amortization of
    $7,288 in 2004 and $5,459 in 2003....................       34,493        31,642
  Notes receivable.......................................        9,517         7,717
  Other..................................................        8,269         8,858
                                                           ------------  ------------
         Total other assets..............................      579,282       513,163
                                                           ------------  ------------
   Total assets.......................................... $    827,843  $    707,462
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $      7,968  $      4,830
  Accounts payable.......................................       19,217        15,741
  Accrued liabilities....................................       47,696        43,436
  Deferred revenue.......................................        9,247         4,987
                                                           ------------  ------------
         Total current liabilities.......................       84,128        68,994
                                                           ------------  ------------
Long-term debt, net of current portion...................      189,668       163,016
Deferred income taxes....................................       54,900        42,277
Other liabilities........................................        5,698         4,411
Redeemable preferred stock:
  Series A convertible preferred stock (par value $.01
  share, 75,000 shares authorized, 22,799 outstanding
  2003, liquidation preference of $24,814 at
  December 31, 2003).....................................           --        20,944
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 45,146,868 issued and outstanding
  in 2003, 41,868,515 issued and outstanding in 2003)....          452           420
Additional paid-in capital...............................      318,173       290,631
Accumulated other comprehensive loss.....................         (534)          530
Retained earnings........................................      175,358       116,239
                                                           ------------  ------------
         Total shareholders' equity......................      493,449       407,820
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    827,843  $    707,462
                                                           ============  ============

Total debt to capitalization percentage ratio............         28.6%        28.1%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    197,636  $    167,846
Redeemable preferred stock...............................           --        20,944
Shareholders' equity.....................................      493,449       407,820
                                                           ------------  ------------
Capitalization........................................... $    691,085  $    596,610

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

                                                     Three Months Ended September 30,                  Nine Months Ended September 30,
                                            --------------------------------------------    ---------------------------------------------
                                                   2004                   2003                     2004                    2003
                                            --------------------   ---------------------    ---------------------   ---------------------
                                                 $      % of Rev        $      % of Rev          $      % of Rev         $      % of Rev
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Revenues.................................. $   135,989    100.0% $   113,228     100.0%  $   377,338     100.0% $   338,674     100.0

  Cost of revenues........................      76,822     56.5        63,728      56.3        209,681      55.6       193,188      57.0
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Gross profit                                    59,167     43.5        49,500      43.7        167,657      44.4       145,486      43.0
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses...............      19,956     14.7        17,276      15.3         56,606      15.0        50,748      15.0
  Amortization............................         605      0.4           389       0.3          1,799       0.5          1075       0.3
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.      20,561     15.1        17,665      15.6         58,405      15.5        51,823      15.3
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Income from operations before
    excluded charges......................      38,606     28.4        31,835      28.1        109,252      29.0        93,663      27.7

  Write-down of treatment related
   fixed assets...........................          --       --            --        --          1,155       0.3            --        --
  Acquisition-related costs...............         392      0.3           216       0.2            586       0.2           430       0.1
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income from operations....................      38,214     28.1        31,619      27.9        107,511      28.5        93,233      27.5
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Other income (expense):
  Interest income.........................         168      0.1           232       0.2            286       0.1           492       0.1
  Interest expense........................      (3,266)    (2.4)       (2,829)     (2.5)        (8,379)     (2.2)      (10,141)     (3.0)
  Loan amendment fees (2004)/
      debt extinguishment (2003)..........          --       --            --        --           (333)     (0.1)       (3,268)     (1.0)
  Other expense...........................        (275)    (0.2)         (641)     (0.6)        (1,242)     (0.3)       (1,847)     (0.5)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total other income (expense).........      (3,373)    (2.5)       (3,238)     (4.8)        (9,668)     (2.6)      (14,764)     (4.4)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income before income taxes................      34,841     25.6        28,381      25.1         97,843      25.9        78,469      23.2
Income tax expense........................      13,713     10.1        11,210       9.9         38,724      10.3        31,095       9.2
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Net income................................ $    21,128     15.5% $    17,171      15.2%  $    59,119      15.7% $    47,374      14.0
                                            =========== ========   =========== =========    =========== =========   =========== =========

Earnings per share - diluted.............. $      0.46            $      0.37              $      1.28             $      1.03
                                            ===========            ===========              ===========             ===========
Weighted average number of common
  shares outstanding - diluted............  46,299,925             46,285,456               46,304,444              46,000,142
                                            ===========            ===========              ===========             ===========

As reported net income                     $    21,128            $    17,171              $    59,119             $    47,374
Plus:
Write off of treatment related fixed
   assets-after tax....................... $        --            $        --              $       698             $        --
Loan amendment fees (2004)/
   debt extinguishment (2003)-after tax... $        --            $        --              $       201             $     1,974

Adjusted net income                        $    21,128            $    17,171              $    60,018             $    49,348

Adjusted earnings per share-diluted        $      0.46            $      0.37              $      1.30             $      1.07

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

                                                                    For the Nine
                                                              Months Ended September 30,
                                                              ----------------------
                                                                 2004        2003
                                                              ----------  ----------
OPERATING ACTIVITIES:
Net income.................................................. $   59,119  $   47,374
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Write off of deferred financing costs...................         --         484
    Stock compensation expense..............................         21          76
    Tax benefit of disqualifying dispositions
      of stock options......................................      6,159       5,645
    Loss on sale of property and equipment..................      1,470         212
    Depreciation............................................     14,445      11,467
    Amortization............................................      1,799       1,075
    Deferred income taxes...................................     11,660       6,634
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable.....................................     (7,312)      2,699
    Parts and supplies......................................       (141)        334
    Prepaid expenses and other assets.......................      3,109       7,539
    Accounts payable........................................     (3,904)     (5,002)
    Accrued liabilities.....................................     (2,639)      9,224
    Deferred revenue........................................       (851)        522
                                                              ----------  ----------
Net cash provided by operating activities...................     82,935      88,283
                                                              ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired.......................    (68,227)    (33,411)
  Purchases of short-term investments.......................     (1,017)       (790)
  Proceeds from sale of property and equipment..............         61         384
  Capital expenditures......................................    (23,343)    (14,561)
                                                              ----------  ----------
Net cash used in investing activities.......................    (92,526)    (48,378)
                                                              ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable....................     12,097       1,132
  Repayment of senior subordinated debt.....................         --     (17,775)
  Payments of deferred financing costs......................         --        (395)
  Repayment of long-term debt...............................    (30,822)     (3,714)
  Net (repayments of) proceeds from senior credit facility..     32,000     (27,792)
  Principal payments on capital lease obligations...........       (734)       (913)
  Purchase of common stock..................................    (10,188)         --
  Proceeds from other issuances of common stock.............     10,217       8,024
                                                              ----------  ----------
Net cash provided by (used in) financing activities.........     12,570     (41,433)
                                                              ----------  ----------
Effect of exchange rate changes on cash.....................     (1,264)       (305)
                                                              ----------  ----------
Net increase (decrease) in cash and cash equivalents........      1,715      (1,833)
Cash and cash equivalents at beginning of period............      7,240       8,375
                                                              ----------  ----------
Cash and cash equivalents at end of period.................. $    8,955  $    6,542
                                                              ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions...... $      420  $       70
Net issuances of notes payable for certain acquisitions..... $   17,249  $       --